                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                  ____________

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported):       December 10, 1996


                                  NIKE, INC.
                      -----------------------------------
               (Exact Name of Registrant as Specified in Charter)


       Oregon                           1-10635                   93-0584541
----------------------------    ------------------------     -------------------
(State or other Jurisdiction    (Commission File Number)        (IRS Employer
of Incorporation)                                            Identification No.)


                  One Bowerman Drive, Beaverton, Oregon  97005
                  --------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)


                                    (503) 671-6453
                                    --------------
              (Registrant's telephone number, including area code)


              ____________________________________________________
         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.   Other Events.
          -------------

          On November 12, 1996, NIKE, Inc. (the "Company") filed a Registration Statement on Form S-3 (File No. 333-15953), as amended by Amendment No.1 thereto filed on November 26, 1996 (collectively, the "Registration Statement"), relating to the registration under the Securities Act of 1933, as amended, of up to $500 million aggregate principal amount of the Company's debt securities.
The Registration Statement was declared effective on November 29, 1996.

          On December 10, 1996, the Company entered into a Pricing Agreement (a copy of which is attached hereto as Exhibit 1.1) with Goldman, Sachs & Co., Salomon Brothers Inc, Lehman Brothers Inc., and Merrill Lynch, Pierce Fenner & Smith Incorporated (collectively, the "Underwriters") pursuant to which the Company agreed to issue and sell and the Underwriters agreed, subject to certain conditions, to purchase $200 million aggregate principal amount of 6-3/8% Notes Due December 1, 2003 (the "Notes") at a purchase price of $197,900,000 plus accrued interest from December 1, 1996.

          In connection with the issuance of the Notes on December 13, 1996, pursuant to an Indenture among the Company and The First National Bank of Chicago (the form of which was filed as an exhibit to the Registration Statement), the Company delivered an Officers' Certificate (the form of which is attached hereto as Exhibit 4.1) setting forth the terms of the Notes.


Item 7.   Financial Statements, Pro Forma Financial Information and
          ---------------------------------------------------------
          Exhibits.
          ---------

     (c)  The following exhibits are filed as part of this Report:

          1.1 Pricing Agreement dated December 10, 1996 among NIKE, Inc. and Goldman, Sachs & Co., Salomon Brothers Inc, Lehman Brothers Inc., and Merrill Lynch, Pierce, Fenner & Smith Incorporated, together with Underwriting Agreement Terms and Conditions but excluding Annex II.

          4.1 Officers' Certificate pursuant to the Indenture, dated as of December 13, 1996, between NIKE, Inc. and The First National Bank of Chicago, as Trustee, setting forth the terms of NIKE, Inc.'s Notes entitled "6-3/8% Notes Due December 1, 2003" (the "Notes"), without annexes.

          4.2  Form of Note.

          12.1 Computation of Ratio of Earnings to Fixed Charges.
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                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 16, 1996

                                 NIKE, Inc.

                                 By:         /s/ Robert S. Falcone
                                     -----------------------------------
                                     Name:   Robert S. Falcone
                                     Title:  Vice President and
                                             Chief Financial Officer
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                                 EXHIBIT INDEX

Exhibit
-------

1.1 Pricing Agreement dated December 10, 1996 among NIKE, Inc. and Goldman, Sachs & Co., Salomon Brothers Inc, Lehman Brothers Inc., and Merrill Lynch, Pierce, Fenner & Smith Incorporated, together with Underwriting Agreement Terms and Conditions but excluding Annex II.

4.1 Officers' Certificate pursuant to the Indenture, dated as of December 13, 1996, between NIKE, Inc. and The First National Bank of Chicago, as Trustee, setting forth the terms of NIKE, Inc.'s Notes entitled "6-3/8% Notes Due December 1, 2003" (the "Notes"), without annexes.

4.2       Form of Note.

12.1      Computation of Ratio of Earnings to Fixed Charges.